VK-HYM STAT SUP-2 042712
Statutory Prospectus Supplement dated April 27, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Institutional Class shares of the Fund listed below:
Invesco Van Kampen High Yield Municipal Fund
Effective March 1, 2012, the following information replaced the table in its entirety appearing under the heading “FUND SUMMARY — Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
William Black	Portfolio Manager	2010 (predecessor fund 2008)
Mark Paris	Portfolio Manager	2010 (predecessor fund 2008)
James Phillips	Portfolio Manager	2010 (predecessor fund 2002)”
Effective March 1, 2012, the following information replaced in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” in the prospectus:
     “The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	William Black, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Black served as Portfolio Manager of the predecessor fund since 2008. From 1998 to 2010, Mr. Black was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Paris served as Portfolio Manager of the predecessor fund since 2008. From 2002 to 2010, Mr. Paris was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	James Phillips, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Phillips served as Portfolio Manager of the predecessor fund since 2002. From 1991 to 2010, Mr. Phillips was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.
     More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”
VK-HYM STAT SUP-2 042712